Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of ViryaNet Ltd. (the “Registrant”) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on July 15, 2005 (the “Report”), the undersigned, Paul V. Brooks, Chief Executive Officer of the Registrant, and Albert A. Gabrielli, Chief Financial Officer of the Registrant, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Paul V. Brooks
Paul V. Brooks Chief Executive Officer August 24, 2005

/s/ Albert A. Gabrielli
Albert A. Gabrielli Chief Financial Officer August 24, 2005